                           GENERAL AMERICAN INVESTORS
                                 COMPANY, INC.

                             SEMI-ANNUAL REPORT
                                JUNE 30, 2000


                        A Closed-End Investment Company
                     listed on the New York Stock Exchange


                              450 LEXINGTON AVENUE
                              NEW YORK, N.Y. 10017
                          212-916-8400 1-800-436-8401
                      E-mail: InvestorRelations@gainv.com

                               TO THE STOCKHOLDERS

--------------------------------------------------------------------------------
For the six months ended June 30, 2000, the investment return to our stockholders was 11%, consisting of a 6.1% increase in net asset value per Common Share (assuming reinvestment of all dividends) together with a decline in the discount, at which our shares trade, from 10.9% at the end of 1999 to 6.8% currently. By comparison, our benchmark, the Standard & Poor's 500 Stock Index (including income), declined 0.4%. For the twelve months ended June 30, 2000, the return to stockholders was 37.6% and the return on the net asset value per Common Share was 32.2%; these compare to a return of 7.2% for the S&P 500.

As set forth in the accompanying financial statements (unaudited), as of June 30, 2000, the net assets of the Company were $1,269,250,719. Net assets applicable to the Common Stock were $1,119,250,719, equal to $42.03 per Common Share.

The increase in net assets resulting from operations for the six months ended June 30, 2000 was $67,295,070. During this period, net realized gain on securities sold was $147,890,374, of which approximately $137,466,000 ($5.16 per share) is applicable to the Common Stock, and the decrease in unrealized appreciation was $87,787,731. Net investment income for the six months was $7,192,427.

During the six months, 517,900 shares of the Company's Common Stock were repurchased for $19,795,409 at an average discount from net asset value of 9.2%.

During the second quarter, we implemented certain hedging techniques designed to help protect the unrealized appreciation of several of the Company's portfolio holdings and to take advantage of certain anomalies in the market place. These practices are being employed judiciously with the continuing objective of enhancing shareholder value.

While long-term interest rates appear to have stabilized, the Federal Reserve Board's restraining impulse may have begun to impact the U.S. economy. This, together with rising prices for energy and other inputs, has added a measure of instability to corporate profits. Predictably, earnings disappointments are occurring with increasing frequency and stock market performance has turned ragged. Our performance relative to the market remains outstanding, but robust absolute gains may be difficult to achieve in the current environment.


By Order of the Board of Directors,

GENERAL AMERICAN INVESTORS COMPANY, INC.

Spencer Davidson
President and Chief Executive Officer

2       STATEMENT OF ASSETS AND LIABILITIES  June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

ASSETS
-------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE ( NOTE 1a )
  Common stocks (cost $525,297,139) ...................                $1,046,161,741
  Corporate discount notes (cost $228,844,505) ........                   228,844,505
                                                                        -------------
       Total investments (cost $754,141,644) ..........                 1,275,006,246

CASH, RECEIVABLES AND OTHER ASSETS
  Cash ................................................   $    167,603
  Receivable for securities sold ......................        109,997
  Receivable from broker for proceeds on securities
    sold short ........................................     42,516,955
  Dividends, interest and other receivables ...........      2,609,099
  Prepaid expenses ....................................      4,734,614
  Other ...............................................        581,732     50,720,000
                                                           -----------    -----------

TOTAL ASSETS ..........................................                 1,325,726,246


LIABILITIES
-------------------------------------------------------------------------------------
   Payable for securities purchased ...................      8,943,335
   Preferred dividend accrued but not yet declared ....        240,000
   Securities sold short, at value (proceeds
      $42,516,955)(note 1a) ...........................     40,950,938
   Accrued expenses and other liabilities .............      6,341,254
                                                           -----------

TOTAL LIABILITIES .....................................                    56,475,527
                                                                         ------------

NET ASSETS ............................................                $1,269,250,719
                                                                       ==============

Net Assets applicable to Preferred Stock at a
     liquidation value of $25 per share ...............                $  150,000,000
                                                                       ==============

Net Assets applicable to Common Stock .................                $1,119,250,719
                                                                       ==============

NET ASSET VALUE PER COMMON SHARE ......................                $        42.03
                                                                       ==============


NET ASSETS
-------------------------------------------------------------------------------------
   7.20% Tax-Advantaged Cumulative Preferred Stock,
      $1 par value (note 2)
      Authorized 10,000,000 shares;
      outstanding 6,000,000 shares ....................   $  6,000,000
   Common Stock,  $1 par value (note 2)
      Authorized  50,000,000  shares; outstanding
      26,630,129 shares (exclusive of
      376,300 shares in Treasury) .....................     26,630,129
   Additional paid-in capital (note 2) ................    565,546,816
   Undistributed realized gain on securities sold .....    148,075,494
   Undistributed net income ...........................      6,207,661
   Unallocated distributions on Preferred Stock .......     (5,640,000)
   Unrealized appreciation on investments
      and securities sold short (including
      aggregate gross unrealized appreciation of
      $554,597,339) ...................................    522,430,619
                                                          ------------

TOTAL NET ASSETS ......................................                $1,269,250,719
                                                                       ==============


( see notes to financial statements )

 3    STATEMENT OF OPERATIONS  Six Months Ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors


INCOME
--------------------------------------------------------------------------------
   Dividends .................................   $ 3,411,694
   Interest ..................................     8,285,393      $  11,697,087
                                                  ----------


EXPENSES
--------------------------------------------------------------------------------
   Investment research .......................     2,386,908
   Administration and operations .............     1,431,192
   Office space and general ..................       279,096
   Transfer agent, custodian and registrar
     fees and expenses .......................       128,960
   Directors' fees and expenses ..............        91,928
   Stockholders' meeting and reports .........        79,755
   Auditing and legal fees ...................        63,000
   Miscellaneous taxes (note 1b) .............        43,821          4,504,660
                                                   ---------          ---------
NET INVESTMENT INCOME ........................                        7,192,427


REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1c AND 4)
-----------------------------------------------------------------------------------
   Net realized gain (loss) on investments:
     Long transactions .......................   148,154,629
     Short sale transactions .................      (264,255)
                                                 -----------
   Net realized gain on investments ..........   147,890,374
   Net decrease in unrealized appreciation ...   (87,787,731)
                                                 -----------

NET GAIN ON INVESTMENTS ......................                       60,102,643
                                                                    ------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .................                    $  67,295,070
                                                                  ==============

(see notes to financial statements)

4                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           General American Investors

                                                   Six Months
                                                     Ended          Year Ended
                                                June 30, 2000    December 31,
OPERATIONS                                        (Unaudited)          1999
--------------------------------------------------------------------------------
   Net investment income .....................  $    7,192,427   $   11,168,875
   Net realized gain on investments ..........     147,890,374      129,187,204
   Net increase (decrease)
       in unrealized appreciation ............     (87,787,731)     164,358,438
                                                 -------------    -------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .................      67,295,070      304,714,517
                                                 -------------    -------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS
--------------------------------------------------------------------------------
   From net income, including
      short-term capital gain  ...............            --        (1,716,000)
   From long-term capital gain ...............            --        (9,084,000)
   Unallocated distributions on Preferred
      Stock ..................................      (5,400,000)             --
                                                 -------------    -------------
DECREASE IN NET ASSETS FROM PREFERRED
    DISTRIBUTIONS ............................      (5,400,000)    (10,800,000)
                                                 -------------    -------------

DISTRIBUTIONS TO COMMON STOCKHOLDERS
--------------------------------------------------------------------------------
   From net income, including
      short-term capital gain  ...............      (8,635,961)     (17,730,368)
   From long-term capital gain ...............     (42,918,106)     (93,854,267)
                                                  -------------    -------------
DECREASE IN NET ASSETS FROM COMMON
    DISTRIBUTIONS ............................     (51,554,067)    (111,584,635)
                                                  -------------    -------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

   Value of Common Shares issued in payment
     of dividends (note 2) ...................      34,186,001       73,742,396
   Cost of Common Shares purchased (note 2) ..     (19,795,409)     (30,486,251)
                                                  -------------    -------------
INCREASE IN NET ASSETS - CAPITAL TRANSACTIONS       14,390,592       43,256,145
                                                  -------------    -------------
NET INCREASE IN NET ASSETS ...................      24,731,595      225,586,027

NET ASSETS
--------------------------------------------------------------------------------

BEGINNING OF PERIOD ..........................   1,244,519,124    1,018,933,097
                                                 --------------    -------------

END OF PERIOD (including undistributed net
   income of $6,207,661 and distributions
   in excess of net income of $1,047,502,
   respectively) .............................  $1,269,250,719   $1,244,519,124
                                                ==============   ==============

( see notes to financial statements )

5                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the six months ended June 30, 2000 and for each year in the five-year period ended December 31, 1999. This information has been derived from information contained in the financial statements and market price data for the Company's shares.

                                                     Six Months
                                                       Ended                           Year Ended December 31,
                                                   June 30, 2000   ------------------------------------------------------------
                                                     (Unaudited)      1999         1998        1997         1996         1995
                                                    -------------   ---------    ---------   ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .............. $      41.74   $    34.87    $  29.15    $   25.24    $   23.94    $   22.31
                                                    ------------   ----------    ---------   ---------    ---------    ---------
   Net investment income ..........................          .27          .45         .47          .21          .22          .08
   Net gain on securities -
        realized and unrealized ...................         2.19        11.32        9.44         7.15         3.86         4.54
                                                    ------------   ----------    ---------   ---------    ---------    ---------
Total from investment operations ..................         2.46        11.77        9.91         7.36         4.08         4.62
                                                    ------------   ----------    ---------   ---------    ---------    ---------

Less Distributions on:
 Common Stock:
   Dividends from investment income ...............         (.33)(a)     (.71)(b)     (.48)        (.26)(c)    (.20)        (.11)(d)
   Distributions from capital gains ...............        (1.64)       (3.77)       (3.24)       (3.19)      (2.58)       (2.87)
   In excess of net income ........................           --          --           --          --           --          (.01)
                                                    ------------   ----------    ---------   ---------    ---------    ---------
                                                           (1.97)       (4.48)       (3.72)       (3.45)      (2.78)       (2.99)

 Preferred Stock:
   Dividends from investment income ...............          --          (.07)(e)     (.03)        --           --          --
   Distributions from capital gains ...............          --          (.35)        (.20)        --           --          --
   Unallocated ....................................         (.20)         --          (.01)        --           --          --
                                                    ------------   ----------    ---------   ---------    ---------    ---------
                                                            (.20)        (.42)        (.24)        --           --          --
                                                    ------------   ----------    ---------   ---------    ---------    ---------
Total Distributions ...............................        (2.17)       (4.90)       (3.96)      (3.45)      (2.78)       (2.99)
                                                    ------------   ----------    ---------   ---------    ---------    ---------
Capital Stock transaction - effect of Preferred
  Stock offering ..................................         --            --          (.23)        --           --          --
                                                    ------------   ----------    ---------   ---------   ----------    ---------
Net asset value, end of period .................... $      42.03   $    41.74    $   34.87   $   29.15   $    25.24    $   23.94
                                                    ============   ==========    =========   =========   ==========    =========
Per share market value, end of period ............. $      39.19   $    37.19    $   30.44   $   26.19   $    21.00    $   20.00
                                                    ============   ==========    =========   =========   ==========    =========

TOTAL INVESTMENT RETURN - Stockholder Return, based
  on market price per share .......................        11.02%*      39.22%       31.31%      42.58%       19.48%       21.22%

RATIOS AND SUPPLEMENTAL DATA
  Total net assets, end of period
   (000's omitted) ................................ $  1,269,251   $1,244,519   $1,018,933   $ 702,597    $ 597,597   $  573,693
  Net assets attributable to Common Stock, end
   of period (000's omitted) ...................... $  1,119,251   $1,094,519   $  868,933   $ 702,597    $ 597,597   $  573,693
  Ratio of expenses to average net assets
   applicable to Common Stock .....................         0.41%*       1.01%        0.95%       0.98%        1.05%        1.25%
  Ratio of net income to average net assets
   applicable to Common Stock .....................         0.66%*       1.23%        1.50%       0.80%        0.88%        0.36%
  Portfolio turnover rate .........................        25.89%*      33.68%       34.42%      32.45%       33.40%       29.14%

PREFERRED STOCK
  Liquidation value, end of period (000's omitted)  $    150,000   $  150,000   $  150,000          --          --            --
  Asset coverage ..................................          846%         830%         679%         --          --            --
  Liquidation preference per share ................ $      25.00   $    25.00   $    25.00          --          --            --
  Market value per share .......................... $      22.06   $    21.75   $    25.88          --          --            --

(a)      Represents short-term capital gain.
(b)      Includes short-term capital gain in the amount of $.29 per share.
(c)      Includes short-term capital gain in the amount of $.05 per share.
(d)      Includes short-term capital gain in the amount of $.03 per share.
(e)      Includes short-term capital gain in the amount of $.028 per share.
 *       Not annualized

6              STATEMENT OF INVESTMENTS  June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------
                           General American Investors

                                                       SHARES            VALUE
         COMMON STOCKS                                                 (NOTE 1a)
---------------------------------------------------------------------------------
COMMUNICATIONS AND INFORMATION SERVICES (7.5%)
Avanex Corporation (a) ............................       75,000    $  7,162,500
Brooktrout Technology, Inc. (a) ...................      175,000       3,817,188
Cisco Systems, Inc. (a) ...........................      640,000      40,680,000
Cox Communications, Inc. Class A (a) ..............      520,000      23,692,500
NTL Incorporated (a) ..............................      275,000      16,465,625
Wolters Kluwer NV-ADR .............................      142,372       3,802,756
                                                                     -----------
                        (COST $22,192,482)                            95,620,569
                                                                     -----------

COMPUTER SOFTWARE AND SYSTEMS (3.0%)
Manugistics Group, Inc. (a) .......................      250,000      11,687,500
MetaCreations Corporation (a) .....................      230,000       2,760,000
NCR Corporation (a) ...............................      200,000       7,787,500
SPSS Inc. (a) .....................................       95,500       2,781,438
Synopsis, Inc. (a) ................................      225,000       7,776,562
Wind River Systems, Inc. (a) ......................      150,000       5,681,250
                                                                      ----------
                        (COST $26,838,836)                            38,474,250
                                                                      ----------


CONSUMER PRODUCTS AND SERVICES (8.0%)
Buffets, Inc. (a) .................................    1,987,500      25,216,406
Coca-Cola Enterprises Inc. ........................      450,000       7,340,625
Ethan Allen Interiors, Inc. .......................      275,000       6,600,000
Ford Motor Company ................................      850,000      36,550,000
Interim Services Inc.(a) ..........................      297,500       5,280,625
PepsiCo, Inc. .....................................      200,000       8,887,500
The ServiceMaster Company .........................      786,500       8,946,438
Visteon Corporation (a) ...........................      198,199       2,638,534
                                                                     -----------
                        (COST $86,701,857)                           101,460,128
                                                                     -----------

ELECTRONICS (1.7%)
Molex Incorporated Class A ........................      629,000      22,015,000
                                                                      ----------
                        (COST $13,216,267)

ENVIRONMENTAL CONTROL
  (INCLUDING SERVICES) (0.6%)
Waste Management, Inc. ............................      413,000       7,847,000
                                                                      ----------
                        (COST $ 5,954,561)

FINANCE AND INSURANCE (19.2%)
American International Group, Inc. ................      140,000      16,454,381
AmerUs Life Holdings, Inc. Class A ................      375,000       7,734,375
Annaly Mortgage Management, Inc. ..................      550,000       4,881,250
Annuity and Life Re (Holdings), Ltd. ..............      600,000      14,700,000
Berkshire Hathaway Inc. Class A (a) ...............          315      16,947,000
CCB Financial Corporation .........................      155,000       5,737,418
Central Securities Corporation ....................       65,760       2,334,480
Everest Reinsurance Holdings, Inc. ................      850,000      27,943,750
First Midwest Bancorp, Inc. .......................      375,000       8,718,750
Golden West Financial Corporation .................      480,000      19,590,000
John Hancock Financial Services, Inc. .............      475,000      11,199,598
M&T Bank Corporation ..............................       45,000      20,250,000
MetLife, Inc. .....................................      250,000       5,238,275
PartnerRe Ltd. ....................................      250,000       8,859,375
Reinsurance Group of America, Incorporated ........      350,000      10,543,750
ReliaStar Financial Corp. .........................      500,000      26,234,400
SunTrust Banks, Inc. ..............................      235,000      10,736,562
Transatlantic Holdings, Inc. ......................      200,000      16,750,000
XL Capital Ltd ....................................      151,000       8,172,875
                                                                     -----------
                       (COST $134,941,317)                           243,026,239
                                                                     -----------

7        STATEMENT OF INVESTMENTS June 30, 2000 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

                                                          SHARES          VALUE
         COMMON STOCKS (continued)                                      (NOTE 1a)
---------------------------------------------------------------------------------

HEALTH CARE  (11.7%)
     PHARMACEUTICALS (9.8%)
Alkermes, Inc. (a) ................................       50,000  $    2,356,250
GelTex Pharmaceuticals, Inc. (a) ..................      300,000       6,131,250
IDEC Pharmaceuticals Corporation (a) ..............      375,000      43,992,188
Johnson & Johnson .................................       77,500       7,897,738
Magainin Pharmaceuticals Inc. (a) .................      270,000       1,248,750
MedImmune, Inc. (a) ...............................      189,000      13,986,000
OSI Pharmaceuticals, Inc. (a) .....................      200,000       5,762,500
Pfizer Inc ........................................      885,000      42,480,000
                                                                     -----------
                        (COST $22,432,821)                           123,854,676
                                                                     -----------
     MEDICAL INSTRUMENTS AND DEVICES (1.2%)
Medtronic, Inc. ...................................      300,000      14,953,140
                                                                     -----------
                        (COST $   906,118)



     HEALTH CARE SERVICES (0.7%)
BioReliance Corporation (a) .......................      317,000       1,545,375
Covance Inc. (a) ..................................      800,000       7,050,000
Huntingdon Life Sciences Group plc-ADR (a) ........    1,049,000         917,875
                                                                     -----------
                        (COST $14,503,554)                             9,513,250
                                                                     -----------
                        (COST $37,842,493)                           148,321,066
                                                                     -----------


MISCELLANEOUS (4.7%)
Other .............................................                   59,466,716
                                                                      ----------
                        (COST $53,372,056)


OIL & NATURAL GAS (INCLUDING SERVICES) (1.1%)
Repsol, S.A.- ADR .................................      700,000      13,868,750
                                                                      ----------
                        (COST $ 8,236,884)

RETAIL TRADE (14.4%)
Costco Companies, Inc. (a) ........................      300,000       9,900,000
The Home Depot, Inc. (b) ..........................    2,145,000     107,183,076
Saks Incorporated (a) .............................      700,000       7,306,250
The TJX Companies, Inc. ...........................    1,350,000      25,312,500
Wal-Mart Stores, Inc. .............................      570,000      32,864,091
                                                                    ------------
                        (COST $49,433,303)                           182,565,917
                                                                    ------------

SEMICONDUCTORS (7.2%)
Brooks Automation, Inc. (a) .......................      175,000      11,189,062
Cirrus Logic, Inc. (a) ............................      375,000       6,000,000
DuPont Photomasks, Inc. (a) .......................      120,000       8,220,000
EMCORE Corporation (a) ............................      200,000      24,000,000
Lam Research Corporation (a) ......................      500,000      18,750,000
Mitel Corporation (a) .............................      275,000       5,775,000
PRI Automation, Inc. (a) ..........................      135,000       8,827,731
Uniroyal Technology Corporation (a) ...............      766,000       8,473,875
                                                                     -----------
                        (COST $40,270,947)                            91,235,668
                                                                     -----------

SPECIAL HOLDINGS  (a)(c)(NOTE 6) (0.2%)
Sequoia Capital IV ................................       (e)             29,000
Standard MEMS, Inc. Series A Convertible Preferred       546,000       3,003,000
                                                                      ----------
                        (COST $ 3,992,654)                             3,032,000(d)
                                                                      ----------
TECHNOLOGY (0.3%)
Thermo Electron Corporation (a) ...................      175,000       3,685,938
                                                                      ----------
                        (COST $ 2,930,774)

TRANSPORTATION (2.8%)
AMR Corporation (a) ...............................      800,000      21,150,000
Sabre Holdings Corporation (a) ....................      505,000      14,392,500
                                                                      ----------
                        (COST $39,372,709)                            35,542,500
                                                                      ----------


TOTAL COMMON STOCKS (82.4%) (COST $525,297,140) ...                1,046,161,741
                                                                   -------------

8        STATEMENT OF INVESTMENTS June 30, 2000 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

                                                      Principal         Value
         SHORT-TERM SECURITIES AND OTHER ASSETS        Amount         (note 1a)
--------------------------------------------------------------------------------
Ford Motor Credit Company notes
   due 7/10-8/8/00; 6.45%-6.52%                      $61,300,000      60,490,136
General Electric Capital Corp. notes
   due 7/3-7/18/00; 6.12%-6.58%                       54,300,000      53,585,505
General Motors Acceptance Corp. notes
   due 7/6-7/27/00; 6.17%-6.77%                       63,000,000      62,271,769
Sears Roebuck Acceptance Corp. notes
   due 7/6-8/1/00; 6.40%-6.73%                        53,200,000      52,497,095
                                                                   -------------
                       (COST $228,844,505)                           228,844,505

   Liabilities in excess of cash, receivables and
          other assets ............................                   (5,755,527)
                                                                   -------------

TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (17.6%)
                                                                     223,088,978
                                                                  --------------
NET ASSETS                                                        $1,269,250,719
                                                                  ==============

(a) Non-income producing security.             (c) Restricted security.
(b) 1,000,000 shares held by custodian         (d) Fair value of each holding in the opinion of the Directors.
    in a segregated custodian account as       (e) A limited partnership interest.
    collateral for open short positions.




--------------------------------------------------------------------------------



        STATEMENT OF SECURITIES SOLD SHORT June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                         Value
         COMMON STOCKS                                  Shares         (Note 1a)
---------------------------------------------------------------------------------
Applied Materials, Inc. ...........................     65,000    $   5,854,063
Asyst Technologies, Inc. ..........................     90,000        3,082,500
Atmel Corporation .................................     36,000        1,327,500
Fisher Scientific International Inc. ..............    100,000        2,475,000
Leucadia National Corporation......................     25,000          570,313
MIPS Technologies, Inc. Class A ...................     85,000        3,612,500
Molex Incorporated ................................    308,000       14,822,500
Oracle Corporation ................................     19,000        1,597,187
Sun Microsystems, Inc. ............................     50,000        4,546,875
Telefonica, S.A. ..................................     25,000        1,601,500
WPP Group plc .....................................    100,000        1,461,000
                                                                  --------------
TOTAL SECURITIES SOLD SHORT       (PROCEEDS $42,516,955)          $  40,950,938
                                                                  ==============

(see notes to financial statements)

9                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors


                       1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for open short positions) on the valuation date. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount is applied); for limited partnership interests, fair value is based upon an evaluation of the partnership's net assets.

b. SHORT SALES The Company may make short sales of securities for either speculative or hedging purposes. When the Company makes a short sale, it borrows the securities sold short from a broker and places the cash and/or securities with that broker and in a segregated account with the custodian as collateral for the short position. The Company may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Company will realize a gain if the security price decreases and a loss if the security price increased between the date of the short sale and the dated on which the Company replaces the borrowed securities.

c. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

d.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions   are  recorded  as  of  the  trade  date.   Dividend   income  and
distributions to stockholders are recorded as of the ex-dividend dates.

                   2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS
On June 19, 1998, the Company issued and sold 6,000,000 shares of its 7.20% Tax-Advantaged Cumulative Preferred Stock. The stock has a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common
Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

On March 8, 2000, stockholders approved an increase in the number of authorized shares of Common Stock from 30,000,000 to 50,000,000.

Transactions in Common Stock during the six months ended June 30, 2000 and the year ended December 31, 1999 were as follows:

                                                                         SHARES                       AMOUNT
                                                                 ---------    ----------    ------------   -------------
                                                                   2000          1999          2000            1999
                                                                 ---------    ----------    ------------   -------------
Shares issued in payment of dividends ...................        928,652       2,231,251    $   928,652     $  2,231,251
Increase in paid-in capital .............................                                    33,257,349       71,511,145
                                                                                            ------------    ------------
      Total increase ....................................                                    34,186,001       73,742,396
                                                                                            ------------    ------------

Shares purchased (at an average discount from net asset
  value of 9.2% and 9.5%, respectively) .................        517,900         928,593    (    517,900)    (   928,593)
Decrease in paid-in capital .............................                                   ( 19,277,509)    (29,557,658)
                                                                                            ------------    ------------
      Total decrease ....................................                                   ( 19,795,409)    (30,486,251)
                                                                                            ------------    ------------
Net increase ............................................                                   $ 14,390,592    $ 43,256,145
                                                                                            ============    ============

The cost of the 376,300 shares of Common Stock held in Treasury at June 30, 2000 amounted to $14,516,309.

Dividends in excess of net income for financial statement purposes result primarily from transactions where tax treatment differs from book treatment.

10             NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

            3. OFFICERS' COMPENSATION AND RETIREMENT AND THRIFT PLANS
The aggregate compensation paid by the Company during the six months ended June 30, 2000 to its officers amounted to $1,925,870.

The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

                      4. PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities and securities sold short (other than short-term securities) for the six months ended June 30, 2000 were as follows:


                                                    PURCHASES        SALES
                                                   ------------   ------------
Long transactions .........................        $258,802,401   $281,860,803
Short sale transactions ...................          14,182,441     56,435,141
                                                   ------------   ------------
Total .....................................        $272,984,842   $338,295,944
                                                   ============   ============

At June 30, 2000, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.



                             5. GENERAL INFORMATION
Brokerage commissions during the six months ended June 30, 2000 were $485,286.


                            6. RESTRICTED SECURITIES

                                                        DATE                                VALUE
                                                      ACQUIRED                 COST       (NOTE 1a)
                                                      --------              ----------   ----------
Sequoia Capital IV* ...............................    1/31/84              $  989,654   $   29,000
Standard MEMS, Inc. Series A Convertible Preferred    12/17/99               3,003,000    3,003,000
                                                                            ----------   ----------
                                                                            $3,992,654   $3,032,000
                                                                            ==========   ==========

* The amounts shown are net of distributions from this limited partnership interest which, in the aggregate, amounted to $4,703,157. The initial investment in the limited partnership was $2,000,000.



                         7. OPERATING LEASE COMMITMENT
In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $153,700 for the six months ended June 30, 2000. Minimum rental commitments under the operating lease are approximately $403,000 per annum in 2000 through 2002 and $504,000 per annum in 2003 through 2007.

In March 1996, the Company entered into a sublease agreement which expires in 2003 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $203,000 per annum in 2000 through 2002 and $64,000 in 2003. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.



--------------------------------------------------------------------------------
In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 9, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

11   MAJOR STOCK CHANGES* Three Months Ended June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------
                           General American Investors


                                                                                  SHARES HELD
INCREASES                                                SHARES                  JUNE 30, 2000
--------------------------------------------------------------------------------------------------------
    NEW POSITIONS
        Alkermes, Inc.                                   50,000                      50,000
        Avanex Corporation                               75,000                      75,000
        Brooks Automations, Inc.                          --                        175,000 (a)
        Central Securities Corporation                    --                         65,760 (a)
        Coca-Cola Enterprises Inc.                      450,000                     450,000
        Costco Companies, Inc.                          300,000                     300,000
        MetLife, Inc.                                   250,000                     250,000
        Mitel Corporation                                 --                        275,000 (a)
        OSI Pharmaceuticals, Inc.                       200,000                     200,000
        PartnerRe Ltd.                                  250,000                     250,000
        SPSS Inc.                                         5,000                      95,500 (b)
        Synopsis, Inc.                                  125,000                     225,000 (b)
        Visteon Corporation                             100,000                     198,199 (c)

    ADDITIONS
        AMR Corporation                                 100,000                     800,000
        Annuity and Life Re (Holdings), Ltd.             77,500                     600,000
        Buffets, Inc.                                   100,000                   1,987,500
        Covance Inc.                                    300,000                     800,000
        Ford Motor Company                              200,000                     850,000
        John Hancock Financial Services, Inc.            75,000                     475,000
        Huntingdon Life Sciences Group plc-ADR          524,500                   1,049,000
        Molex Incorporated Class A                        8,000                     629,000
        The TJX Companies, Inc.                         110,000                   1,350,000

DECREASES
--------------------------------------------------------------------------------------------------------
    ELIMINATIONS
        C-Cube Microsystems Inc.                         70,000                      --
        Consolidated Stores Corporation                 200,000                      --
        Philip Morris Companies Inc.                    150,000                      --
        Quintiles Transnational Corp.                   240,000                      --
        TriQuint Semiconductor, Inc.                     46,000                      --

    REDUCTIONS
        American International Group, Inc.               10,000                     140,000
        Cisco Systems, Inc.                              75,000                     640,000
        IDEC Pharmaceuticals Corporation                 10,000                     375,000
        Interim Services Inc.                           102,500                     297,500
        Johnson & Johnson                                50,000                      77,500
        Lam Research Corporation                        602,500                     500,000
        MedImmune, Inc.                                   5,000                     189,000 (d)

*   Excludes transactions in Stocks - Miscellaneous - Other.
(a) Shares purchased in prior period and previously carried under Stocks-Miscellaneous-Other.
(b) Includes shares purchased in prior period and previously carried under Stocks - Miscellaneous - Other.
(c) 98,199 shares of Visteon Corporation were received in conjunction with a spinoff from Ford Motor Company.
(d) Includes shares received in conjunction with a stock split.

                                   DIRECTORS
--------------------------------------------------------------------------------

Lawrence B. Buttenwieser, Chairman

Arthur G. Altschul, Jr.
Lewis B. Cullman
Spencer Davidson
Gerald M. Edelman
Anthony M. Frank
John D. Gordan, III
Bill Green
Sidney R. Knafel
Richard R. Pivirotto
Joseph T. Stewart, Jr.
Raymond S. Troubh

Arthur G. Altschul, Chairman Emeritus
William O. Baker, Director Emeritus
William T. Golden, Director Emeritus

                                    OFFICERS
--------------------------------------------------------------------------------

Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Vice-President
Eugene L. DeStaebler, Jr., Vice-President, Administration
Peter P. Donnelly, Vice-President & Trader
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary

                               SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
Bankers Trust Company

TRANSFER AGENT AND REGISTRAR
ChaseMellon Shareholder Services, L.L.C.
P.O. Box 3315
South Hackensack, NJ  07606-1915
1-800-413-5499
www.chasemellon.com

                     INDEPENDENT ACCOUNTANTS' REVIEW REPORT
--------------------------------------------------------------------------------

To the Board of Directors and Stockholders of GENERAL AMERICAN INVESTORS COMPANY, INC.

     We have reviewed the accompanying statement of assets and liabilities of General American Investors Company, Inc., including the statements of investments and securities sold short, as of June 30, 2000 and the related statements of operations and changes in net assets and financial highlights for the six month period ended June 30, 2000. These financial statements and financial highlights are the responsibility of the Company's management.

     We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

     Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in conformity with generally accepted accounting principles.

     We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended December 31, 1999 and financial highlights for each of the five years in the period then ended and in our report, dated January 14, 2000, we expressed an unqualified opinion on such financial statement and financial highlights.

                                                               ERNST & YOUNG LLP
New York, New York
July 14, 2000